                                                                   EXHIBIT 10.02
                                                                   -------------

                             TERMINATION AGREEMENT

           This TERMINATION AGREEMENT (the "Agreement") is made as of June 1, 1996, by and between Occupational Health + Rehabilitation Inc ("OH+R") and the following parties (collectively referred to herein as the "OH+R Security Holders") (i) the signatories to that certain First Amended and Restated Stockholders Agreement ("Stockholders Agreement') dated as of July 15, 1993, among OH+R and its stockholders, as amended, (ii) recipients of Common Stock Purchase Warrants ("Warrants") of OH+R, and (iii) the signatories to that certain Securities Purchase Agreement dated July 15, 1993 among OH+R and the Investors named therein ("Securities Purchase Agreement"), as supplemented by the Supplemental Securities Purchase Agreement dated November 1, 1994 and the Second Supplemental Securities Purchase Agreement dated April 27, 1995.

                                  WITNESSETH:

           WHEREAS, OH+R has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of February 22, 1996, as amended, with Telor Ophthalmic Pharmaceuticals, Inc. ("Telor") pursuant to which OH+R will merge with and into Telor and Telor will become the surviving corporation (the "Merger"); and

           WHEREAS, pursuant to the terms of the Merger Agreement, the OH+R Security Holders will receive shares of Common Stock of Telor in exchange for their shares of Common or Preferred Stock of OH+R or will receive the right to receive shares of Telor Common Stock upon exercise of options or warrants of OH+R held by them; and

           WHEREAS, pursuant to the terms of the Merger Agreement and effective upon the closing of the Merger, the OH+R Security Holders will become parties to a certain Registration Rights Agreement with respect to the shares of Telor Common Stock substantially in the form of Exhibit 6.15 to the Merger Agreement; and

           WHEREAS, as a condition to the Merger, OH+R must terminate all agreements with the OH+R Security Holders pertaining to rights associated with the equity securities of OH+R held by them, including, without limitation, voting rights, rights of first refusal, preemptive rights, registration rights and antidilution rights ("Rights"); and

           WHEREAS, the OH+R Security Holders are entitled to certain Rights under agreements with OH+R to which they are a party and desire to terminate such Rights in exchange for the opportunity to exchange their OH+R securities for shares of Telor Common Stock or the right to purchase shares of Telor Common Stock in accordance with the Merger Agreement.

           NOW THEREFORE, in consideration of the Merger of OH+R with and into Telor and the corresponding exchange of OH+R securities for Telor securities and grant of registration rights with respect to the shares of Telor Common Stock as contemplated by the Merger Agreement, the parties hereto agree that, effective immediately prior to consummation of the Merger, the following agreements and/or portions of agreements to which OH+R and certain of the undersigned are parties shall be terminated and all obligations of OH+R thereunder shall be of no further force or effect: (i) the Stockholders Agreement; (ii) Sections 3.2(c), 6, 11 and 12 of the Warrants (relating to registration rights and the Stockholders Agreement);
(iii) Articles V and VI of the Securities Purchase Agreement (relating to covenants and registration rights).

           If the Merger is not consummated within one hundred eighty (180) days of the date set forth above, this Agreement shall be null and void and of no further force or effect. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.




                          [Intentionally Left Blank]

           IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly executed as of the date first written above.

                                       OCCUPATIONAL HEALTH +
                                       REHABILITATION INC

                                       By:
                                          ------------------------------------
                                             John C. Garbarino
                                             Its President


                                       ---------------------------------------
                                       Mark J. DeNino


                                       ---------------------------------------
                                       Mehrdad Motamed


                                       ---------------------------------------
                                       Ira J. Singer


                                       ---------------------------------------
                                       Stephan D. Deutsch


                                       ---------------------------------------
                                       Steven L. Blazar



                                       The Venture Capital Fund of New England
                                       III, L.P.

                                       By:       FH & Co. III, L.P.
                                                 Its General Partner

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:  Its General Partner

                                       BancBoston Ventures, Inc.

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                       Prince Venture Partners III, Limited
                                       Partnership

                                       By:       Prince Venture Partners III

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:    Its General Partner


                                       Boston Capital Ventures Limited
                                       Partnership

                                       By:       BC & V Limited Partnership
                                                 Its General Partner

                                       By:       Boston Capital Partners
                                                 Its General Partner

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:    Its General Partner


                                       Boston Capital Ventures II Limited
                                       Partnership

                                       By:       Boston Capital Partners II
                                                 Its General Partner

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:    Its General Partner

                                       ---------------------------------------
                                       John C. Garbarino


                                       ---------------------------------------
                                       Lynne M. Rosen


                                       ---------------------------------------
                                       Konstantine N. Tsiongas


                                       ---------------------------------------
                                       Anne Marie Warren


                                       Family Health Care, P.A.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------